UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2006
PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21287 (Commission File Number)	95-3732595 (I.R.S. Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California (Address of principal executive offices)	90245 (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On December 27, 2006, Peerless Systems Corporation (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) that, upon the effectiveness of the resignation of Thomas G. Rotherham from the Board of Directors and the Audit Committee on December 31, 2006, as described in Item 5.02 below, the Company would no longer be in compliance with Nasdaq Rule 4350(d)(2)(A), which requires each listed company to have an audit committee of at least three “independent” (as defined) members.
     Nasdaq’s rules further provide that, if a listed company fails to comply with the audit committee composition requirement under Rule 4350(d)(2)(A) due to one vacancy on the audit committee, the company will have until the earlier of the next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to comply with this requirement; provided, however, that if the annual meeting of stockholders occurs no later than 180 days following the event that caused the vacancy, the company instead will have 180 days from such event to regain compliance.
     On December 27, 2006, the Company received a letter from Nasdaq confirming that (i) the Company is not in compliance with Nasdaq’s audit committee composition requirement under Rule 4350(d)(2)(A), and (ii) Nasdaq will provide the Company a cure period in order to regain compliance as follows:
•	until the earlier of the Company’s next annual meeting of stockholders or December 27, 2007; or

•	if the next annual meeting of stockholders is held before June 25, 2007, then the Company must evidence compliance no later than June 25, 2007.
A copy of the letter from Nasdaq is attached as Exhibit 99.1 to this Report.
     The Company’s next annual meeting of stockholders is currently scheduled for June 28, 2007. If the annual meeting is held on that date, the Company must have appointed at least one additional independent director to the Board of Directors and the Audit Committee to fill the vacancy caused by Mr. Rotherham’s resignation by the date of such meeting or face possible delisting from Nasdaq.
     The Board of Directors intends to appoint one or more independent directors to the Board of Directors and the Audit Committee before the end of this cure period.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 27, 2006, Mr. Rotherham resigned as a member of the Board of Directors, and a member and the chair of the Audit Committee, of the Company, effective as of December 31, 2006. Mr. Rotherham has served as a director and the chair of the Audit Committee since May 2004. A copy of the resignation is attached as Exhibit 99.2 to this Report.

     The Company’s Nominating and Corporate Governance Committee is in the process of identifying, interviewing and evaluating candidates for appointment to the Board of Directors and the Audit Committee to fill the vacancy caused by the resignation of Mr. Rotherham.
Item 7.01. Regulation FD Disclosure.
     On December 29, 2006, the Company issued a press release announcing the receipt from Nasdaq of the letter of non-compliance described in Item 3.01 and the resignation of Mr. Rotherham described in Item 5.02. A copy of the press release is attached as Exhibit 99.3 to this Report.
     The information in this Item 7.01, including Exhibit 99.3, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.
Cautionary Information Regarding Forward-Looking Statements
     Except for the historical and factual information contained in the press release attached as an exhibit to this Report, the matters set forth therein (including statements as to the expected appointment of one or more additional independent directors, the date of the 2007 annual meeting of stockholders, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions) are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the possibility that the Company will not be able to add an independent director to its Board of Directors and Audit Committee so as to regain compliance with Nasdaq’s listing requirements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Letter dated December 27, 2006 from Nasdaq Listing Qualifications notifying Peerless Systems Corporation of its non-compliance with Rule 4350(d)(2)(A).

99.2	Resignation of Thomas G. Rotherham as a member of the Board of

Exhibit
Number	Description

Directors and the Audit Committee of Peerless Systems Corporation, effective as of December 31, 2006

99.3	Press release dated December 29, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

	By	/s/ John V. Rigali

Date: December 29, 2006		John V. Rigali,
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter dated December 27, 2006 from Nasdaq Listing Qualifications notifying Peerless Systems Corporation of its non-compliance with Rule 4350(d)(2)(A).

99.2	Resignation of Thomas G. Rotherham as a member of the Board of Directors and the Audit Committee of Peerless Systems Corporation, effective as of December 31, 2006

99.3	Press release dated December 29, 2006.